EXHIBIT 19(c)


                                POWER OF ATTORNEY




     Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland corporation (the "Company"), constitutes and appoints Michael J.C. Roth, John W. Saunders, Jr. and Michael D. Wagner, and each of them, as his true and lawful attorney-in-fact and agent, with full power or substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Fund on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection with such filing and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.




  /S/ ROBERT G. DAVIS                                7/9/97
-------------------------------                   ---------------------------
Robert G. Davis, Director                          Date


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                                 EXHIBIT 19(d)

                                POWER OF ATTORNEY




     Know all men by these presents that the undersigned Director of USAA TAX EXEMPT FUND, INC., a Maryland corporation (the "Company"), constitutes and appoints Michael J.C. Roth, John W. Saunders, Jr. and Michael D. Wagner, and each of them, as his true and lawful attorney-in-fact and agent, with full power or substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Fund on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection with such filing and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.




  /S/ ROBERT L. MASON                                    7/9/97
--------------------------------                  ---------------------------
Robert L. Mason, Director                         Date



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